UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of shareholders of FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED, a Pennsylvania corporation (the “Company”), will be held in the 11th Floor Conference Center of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York, on Wednesday, August 23, 2006, at 10:00 A.M., for the following purposes:

(1)	To elect eight directors of the Company to serve for a term of one year;

(2)	To ratify the appointment of Radin, Glass & Co., LLP as the independent auditors of the Company for the fiscal year ending March 31, 2007; and

(3)	To consider and act upon such other matters as may properly come before the meeting.

Only shareholders of record at the close of business on July 10, 2006 are entitled to vote at the meeting.

You are requested to fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope.

By order of the Board of Directors,

ARNOLD D. LEVITT,
Secretary

Burlington, New Jersey

July 24, 2006

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

August 23, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED (the “Company”) to be used at the annual meeting of shareholders of the Company which will be held in the 11th Floor Conference Center of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York, on Wednesday, August 23, 2006, at 10:00 A.M., and at any adjournments thereof.

Shareholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted for the election of the named director nominees and for the appointment of Radin, Glass & Co., LLP. Shareholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the meeting to serve as inspector of election at the meeting and who has executed and verified an oath of office. Abstentions and broker “non-votes” are included in the determination of the number of shares present at the meeting for quorum purposes. The affirmative vote of (i) a plurality of the shares present at the meeting and entitled to vote on the subject matter is required to elect the director nominees to the Board of Directors and (ii) a majority of the shares present at the meeting and entitled to vote on the subject matter is required to ratify the selection of Radin, Glass & Co., LLP as the Company’s independent auditors and approve any other business which may properly come before the meeting. Abstentions will count as a vote against the proposals, other than the election of directors. Broker “non-votes” are not counted in the tabulations of the votes cast on any of the proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. There are no proposals at this meeting which involve a broker “non-vote.”

The principal executive offices of the Company are located at One Franklin Plaza, Burlington, New Jersey 08016-4907. The approximate date on which this Proxy Statement and the enclosed form of proxy were first sent or given to shareholders is July 24, 2006.

There were outstanding on July 10, 2006, 8,217,921 shares of common stock, $.01 par value (“Common Stock”). Holders of Common Stock of record at the close of business on July 10, 2006 will be entitled to one vote for each share of Common Stock of the Company then held.

ELECTION OF DIRECTORS

Eight directors will be elected at the meeting for a term of one year and until their respective successors shall have been elected and shall qualify. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the meeting. Each proxy received will be voted FOR the election of the nominees named below unless otherwise specified in the proxy. At this time, the Board of Directors of the Company knows of no reason why any nominee might be unable to serve. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such person was selected as a director or nominee.

The Company’s Corporate Governance and Nominating Committee has reviewed the qualifications and independence of the nominees for director, and, with each member of the Committee abstaining as to himself, has recommended each of the other nominees for election to the Board of Directors.

Name of Nominee	Principal Occupation	Age	Year Became a Director
Edward H. Cohen	Counsel, Katten Muchin Rosenman LLP	67	1987

Barry J. Lipsky	President and Chief Executive Officer of the Company	55	1997

Leonard M. Lodish	Professor of Marketing, Wharton School of the University of Pennsylvania	62	1987

James Meister	Retired Executive, formerly President, Chief Executive Officer and Non-Executive Chairman, Kings Super Markets, Inc.	64	1996

Howard L. Morgan	President, Arca Group	60	1981

Jerry R. Schubel	President, Aquarium of the Pacific	70	1991

James H. Simons	Chairman of the Board, Renaissance Technologies Corp.	68	1983

William H. Turner	Dean, College of Business, Stony Brook University	66	1994

No family relationship exists between any director and executive officer of the Company.

Edward H. Cohen is counsel to the law firm of Katten Muchin Rosenman LLP, with which he has been affiliated since 1963. He is a director of Phillips-Van Heusen Corporation, Gilman & Ciocia, Inc., Levcor International, Inc. and Merrimac Industries, Inc.

Mr. Lipsky joined the Company as Vice President in February 1985. He was elected our Executive Vice President of the Company in 1997, our Interim President and Chief Operating Officer in April 1999 and our President and Chief Executive Officer of the Company in May 1999. Mr. Lipsky has been a Director or Managing Director of our Hong Kong subsidiary since its inception in 1985. Prior to joining us and from 1972, Mr. Lipsky was employed by Mura Corporation of Hicksville, New York, a designer and importer of consumer electronic products and custom components. During his tenure at Mura, Mr. Lipsky held a variety of senior management positions, including product development and procurement, culminating in his election as Vice President of Operations, the position he held just prior to joining us.

Dr. Lodish is the Samuel R. Harrell Professor of Marketing at the Wharton School of the University of Pennsylvania and since 2001, he has been the Vice Dean, Wharton West at the Wharton School. He has been a Professor of Marketing since 1976, and was Chairman of the Marketing Department of the Wharton School from 1984 to 1988 and 1992 to 1994. He is a director of J&J Snack Foods, Inc., a producer and marketer of specialty foods.

Mr. Meister retired in August 2004 after serving as the Non-Executive Chairman of Kings Super Markets, Inc. since October 2003. Mr. Meister retired in July 1998 after twenty-four years of service with Kings Super Markets, Inc., a food retailer owned by Marks & Spencer p.l.c. Mr. Meister was President and Chief Executive Officer of Kings Super Markets from 1988 until his retirement.

Dr. Morgan is, and for more than the past six years has been, President of Arca Group, Inc., a consulting and investment management firm, and since January 1999 has been a director of and consultant to Idealab, which creates and operates internet companies. Since 2005, he has been a director of First Round Capital, a venture investment firm. Dr. Morgan was Professor of Decision Sciences at the Wharton School of the University of Pennsylvania from 1972 through 1986. He is a director of Unitronix Corp., a mining technology and exploration company.

Dr. Schubel became President and Chief Executive Officer of the Aquarium of the Pacific in Long Beach, California in June 2002. Previously, he was President and Chief Executive Officer of the New England Aquarium from 1994 to 2001, and Dean and Director of the Marine Sciences Research Center of the State University of New York at Stony Brook from 1974 to 1994. He is a director of the International Resources Group and Institute for Learning Innovation.

Dr. Simons has been Chairman of the Board and President of Renaissance Technologies Corp. since 1982. He served as Chairman of the Board of the Company from 1997 to 2005. Dr. Simons is a director of the Paul Simons Foundation, The Simons Foundation, and Math for America Foundation.

Mr. Turner has been the Dean of the College of Business of Stony Brook University since January 2004. Mr. Turner was Senior Partner of Summus Ltd., a consulting firm, from October 2002 to December 2003. Mr. Turner retired as Chairman of PNC Bank, New Jersey in September 2002 after joining the bank as President in August, 1997. He served as President and Co-Chief Executive Officer of the Company from October 1, 1996 to August 1997. Prior to joining the Company, he was Vice Chairman of The Chase Manhattan Bank. For more than the prior thirty years, Mr. Turner held a variety of positions at Chemical Banking Corporation prior to its merger with Chase Manhattan Bank. Mr. Turner is a director of Standard Motor Products, Inc., a manufacturer of automotive replacement products, Volt Information Sciences, Inc., a provider of varied equipment and services to the telecommunications and print media industries, New Jersey Resources Corporation, a provider of energy services, and Ameriprise Financial Services.

Drs. Morgan, Lodish, Simons and Schubel and Messrs. Cohen, Meister, and Turner are “independent” as defined in Section 121(A) of the American Stock Exchange listing standards.

Committees of the Board of Directors

The Board of Directors of the Company has three standing committees: an Audit Committee, a Stock Option and Compensation Committee (the “Compensation Committee”), and a Corporate Governance and Nominating Committee.

The Audit Committee currently consists of Dr. Morgan and Messrs. Meister and Cohen. All current members of the Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange listing standards and Rule 10A-3 of Securities Exchange Act of 1934, as amended. The Audit Committee’s function is to provide assistance to the Board of Directors in fulfilling the Board’s oversight functions relating to the quality and integrity of the Company’s financial reports, monitor the Company’s financial reporting process and internal control system, and perform such other activities consistent with its charter and the Company’s By-laws as the Audit Committee or the Board of Directors deems appropriate. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the outside auditors (including resolution of disagreements between management of the Company and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee must pre-approve all audit and non-audit services to be provided to the Company by its outside auditors. The Audit Committee carries out all functions required to be performed by it by the American Stock Exchange, the Securities and Exchange Commission and the federal securities laws. The Board of Directors has determined that Dr. Morgan, in addition to being “independent”, qualifies as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the Exchange Act. During the fiscal year ended March 31, 2006, the Audit Committee met or acted by unanimous consent on ten occasions. The Audit Committee has adopted a written charter, a copy of which is attached as Annex A hereto.

Drs. Simons and Morgan and Mr. Meister currently serve on the Compensation Committee. All current members of the Compensation Committee are independent as defined in Section 121(A) of the American Stock Exchange listing standards. The Compensation Committee is charged with administering the Company’s 1988 Stock Option Plan, 1998 Stock Option Plan, as amended and restated, 2005 Stock Option Plan, a Restricted Stock Plan, as amended and restated, and the 2005 Restricted Stock Plan and setting the compensation levels, including salaries and bonuses, of the Chief Executive Officer and senior executives of the Company. The Compensation Committee met or acted by unanimous consent on seven occasions during the fiscal year ended March 31, 2006.

The Corporate Governance and Nominating Committee currently consists of Drs. Morgan, Lodish and Schubel and Messrs. Cohen, Meister, and Turner. Each member of the Corporate Governance and Nominating Committee is independent as defined in Section 121(A) of the American Stock Exchange listing standards. The Corporate Governance and Nominating Committee is responsible for (1) identifying and recommending to the Board of Directors individuals qualified to become Board and Committee members; (2) maintaining that a majority of the Board of Directors members are independent and that all the members of the Audit, Compensation and the Corporate Governance and Nominating Committees are independent as required; (3) developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and (4) addressing corporate governance issues and recommending proposals and actions for the Board’s consideration. The Company has not paid any third party a fee to assist in the process of identifying and evaluating candidates for director. The Company has not received any nominations for director from a stockholder who owns more than 5% of the Company’s voting stock. The Corporate Governance and Nominating Committee’s charter is available on the Company’s website at www.franklin.com. During the fiscal year ended March 31, 2006, the Corporate Governance and Nominating Committee met or acted by unanimous consent on one occasion.

During the fiscal year ended March 31, 2006, the Board of Directors met or acted by unanimous consent on ten occasions. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of any Committees of the Board on which they served.

The Company does not have a policy on attendance by directors at the Company’s Annual Meeting. All of the current directors attended the Company’s 2005 Annual Meeting held on August 24, 2005 except for Dr. James H. Simons, Jerry R. Schubel and James Meister.

Nominations For The Board Of Directors

The Corporate Governance and Nominating Committee of the Board of Directors considers director candidates based upon a number of qualifications, including their independence, knowledge, judgment, integrity, character, leadership, skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths. There are no specific, minimum or absolute criteria for Board membership. The Corporate Governance and Nominating Committee seeks directors who have demonstrated an ethical and successful career. This may include experience as a senior executive of a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Corporate Governance and Nominating Committee shall determine shall qualify an individual for Board service. The Corporate Governance and Nominating Committee shall make every effort to ensure that the Board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by the American Stock Exchange and/or the Securities and Exchange Commission. Backgrounds giving rise to actual or perceived conflicts of interest are undesirable. In addition, prior to nominating an existing director for re-election to the Board, the Corporate Governance and Nominating Committee will consider and review such existing director’s Board and Committee attendance and performance, independence, experience, skills and the contributions that the existing director brings to the Board.

The Corporate Governance and Nominating Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired. The Corporate Governance and Nominating Committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers, directors, community leaders, and shareholders as a source for potential director candidates. The Board retains complete independence in making nominations for election to the Board.

The Corporate Governance and Nominating Committee will consider qualified director candidates recommended by shareholders in compliance with the Company’s procedures and subject to applicable inquiries. The Corporate Governance and Nominating Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources. Any shareholder may recommend nominees for director at least 120 calendar days prior to the date on which the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, by writing to Arnold D. Levitt, Secretary, Franklin Electronic Publishers, Incorporated, One Franklin Plaza, Burlington, NJ 08016, giving the name, Company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of the Company’s securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with the Company, the nominee and/or the shareholder submitting the nomination, and any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and/or stock exchange requirements. All of these communications will be reviewed by our Secretary and forwarded to Edward H. Cohen, the Chair of the Corporate Governance and Nominating Committee, for further review and consideration in accordance with this policy. Any such shareholder recommendation should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

Shareholder Communications With The Board Of Directors

Any shareholder or other interested party who desires to communicate with the Company’s Chairman of the Board of Directors or any of the other members of the Board of Directors may do so by writing to: Board of Directors, c/o Barry J. Lipsky, Chief Executive Officer, Franklin Electronic Publishers, Incorporated, One Franklin Plaza, Burlington, NJ 08016. Communications may be addressed to the Chairman of the Board, an individual director, a Board Committee, the non-management directors or the full Board. Communications will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes “spam,” pornographic material and/or communications offering to buy or sell products or services.

The Board of Directors unanimously recommends a vote in favor of the election of the eight named nominees to the Company’s Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of Common Stock as of July 10, 2006 by (i) all those known by the Company to be the beneficial owners of more than five percent of the Common Stock, (ii) all directors and nominees for director, (iii) each present executive officer of the Company named in the Summary Compensation Table on page 10 hereof and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares listed as beneficially owned by such shareholder.

Name and Address of Beneficial Owner	Title	Amount and Nature of Beneficial Ownership		Percent of Class
Bermuda Trust Company Ltd. Trustee Compass Point, 9 Bermudian Road Hamilton HM11, Bermuda	Beneficial owner of 5% or more of Common Stock	1,684,640	(1)	20.5%

James H. Simons c/o Renaissance Technologies Corp. 800 Third Avenue New York, NY 10022	Director	526,109	(2)	6.3%

Marcy Lewis 11111 Biscayne Boulevard North Miami, FL 33181	Beneficial owner of 5% or more of Common Stock	669,900	(3)	8.2%

Dimensional Fund Advisors 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	Beneficial owner of 5% or more of Common Stock	433,200	(4)	5.3%

Barry J. Lipsky (5)	President, Chief Executive Officer and Director	625,681		7.1%

Howard L. Morgan (5)	Director	155,772	(6)	1.9%

Arnold D. Levitt (5)	Senior Vice President, Chief Financial Officer, Secretary and Treasurer	243,468		2.9%

Jerry R. Schubel (5)	Director	113,915		1.4%

William H. Turner (5)	Director	114,086		1.4%

Leonard M. Lodish (5)	Director	112,772		1.4%

Edward H. Cohen (5)	Director	104,188		1.3%

James Meister (5)	Director	95,147		1.1%

Michael A. Crincoli (5)	Vice President, North American Operations	57,952		*

Walter Schillings (5)	Managing Director, European Operations	58,202		*

Matthew T. Baile (5)	Vice President, Product Development	0		*

All executive officers and directors as a group (12 persons)		2,207,292		26.9%

*	less than 1%

(1)	Held by Bermuda Trust Company Ltd. as trustee of a trust of which James H. Simons and members of his immediate family are beneficiaries.

(2)	Includes 16,954 shares held by or for the benefit of members of Dr. Simons’ immediate family and 53 shares held by Renaissance Ventures Ltd., of which Dr. Simons is the chairman and sole shareholder. Does not include shares held by the Bermuda Trust Company, Ltd. Dr. Simons disclaims beneficial ownership of the shares held by the Bermuda Trust Company, Ltd.

(3)	Information as to shares of Common Stock owned by Marcy Lewis is as set forth in an amendment to Schedule 13G dated January 13, 2005 as filed with the Securities and Exchange Commission.

(4)	Information as to shares of Common Stock owned by Dimensional Fund Advisors is as of December 31, 2005 as set forth in an amendment to Schedule 13G dated February 6, 2006 as filed with the Securities and Exchange Commission.

(5)	The address of the directors and executive officers of the Company is Franklin Electronic Publishers, Incorporated, One Franklin Plaza, Burlington, New Jersey 08016.

(6)	Includes 5,250 shares held for the benefit of Dr. Morgan’s children.

The foregoing table includes shares of Common Stock which the following directors have the right to acquire within sixty days upon the exercise of options: Dr. Simons, 99,102 shares; Mr. Lipsky, 576,359 shares; Dr. Morgan, 116,522 shares; Mr. Cohen, 99,102 shares; Dr. Schubel, 99,102 shares; Mr. Turner, 91,086 shares; Dr. Lodish, 102,772 shares; and Mr. Meister 89,147 shares. The foregoing table also includes 349,622 shares which all executive officers who are not directors, as a group, have the right to acquire within sixty days upon the exercise of options.

Compliance With Section 16(a) Of The Exchange Act

Based upon a review of the filings furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934, as amended, and on representations from its executive officers and directors and persons who beneficially own more than 10% of the Common Stock, all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, were complied with in a timely manner during the fiscal year ended March 31, 2006, except as follows:

Option Grant Date	Form File Date	Filer
January 02, 2004	January 10, 2006	Leonard Lodish
January 03, 2005	January 10, 2006	Leonard Lodish

October 31, 2005	November 08, 2005	Walter Schillings
Michael Crincoli
Barry Lipsky
Arnold Levitt
Kevin Port

January 03, 2006	January 10, 2006	Edward Cohen
Howard Morgan
James Simons
James Meister
Jerry Schubel
William Turner
Leonard Lodish
January 23, 2006	February 02, 2006	Matthew Baile

Option Exercise Date	Form File Date	Filer
September 07, 2005	September 13, 2005	Walter Schillings

Subject to Reporting Requirements	Form File Date	Filer
December 13, 2004	February 2, 2006	Matthew Baile

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes all plan and non-plan compensation awarded to, earned by, or paid to the person who served as the Company’s chief executive officer during the last fiscal year and its four most highly compensated executive officers, other than the chief executive officer (together, the “Named Executive Officers”), who were serving as executive officers of the Company or one of its subsidiaries or divisions during and at the end of the Company’s last fiscal year, for services rendered in all capacities to the Company and its subsidiaries for each of the Company’s last three fiscal years:

Name and Principal Position	Year	Annual Compensation				Long-Term Compensation Awards Securities Underlying Options #	All Other Compensation $ (2)
		Salary $		Bonus $	Other Annual Compensation $ (1)
Barry J. Lipsky President and Chief Executive Officer	2006 2005 2004	372,000 360,000 348,294		91,252 97,433 78,920	15,000 15,000 15,000	37,500 37,500 30,000	8,140 7,990 7,840
Arnold D. Levitt Senior Vice President, Chief Financial Officer and Treasurer	2006 2005 2004	248,000 240,000 232,134		45,626 48,716 39,460	24,000 24,000 24,000	25,000 25,000 20,000	7,657 7,507 7,357
Matthew Baile Vice President, Product Development	2006 2005	216,000 66,000	(3)	45,626 -0-	-0- -0-	50,000 -0-	6,976 -0-
Walter Schillings Managing Director, European Operations	2006 2005 2004	185,372 170,507 145,093		125,080 40,781 47,389	9,464 11,183 10,441	5,000 5,000 3,000	2,265 1,346 2,039
Michael A. Crincoli Vice President, North American Operations	2006 2005 2004	181,269 180,000 168,000		-0- 39,732 35,019	10,000 10,000 10,000	10,000 15,000 10,000	6,907 6,840 6,129

(1)	Other Annual Compensation includes auto and other allowances.

(2)	All other Compensation consists primarily of Company 401(k) contributions and Company paid group life insurance.

(3)	Represents a partial year.

No other annual compensation, stock appreciation rights, long-term restricted stock awards or long-term incentive plan payouts (as defined in the proxy regulations of the Securities and Exchange Commission) were awarded to, earned by, or paid to the Named Executive Officers during any of the Company’s last three fiscal years.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information with respect to grants of stock options to purchase Common Stock pursuant to the 1998 Stock Option Plan, as amended and restated, granted to the Named Executive Officers during the fiscal year ended March 31, 2006.

	Individual Grants
Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price $/sh	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5% $	10% $
Barry J. Lipsky	37,500	12.3%	$3.80	10/31/15	89,617	227,108
Arnold D. Levitt	25,000	8.2%	$3.80	10/31/15	59,745	151,406
Matthew Baile	50,000	14.1%	$4.04	01/23/16	127,037	321,936
Walter Schillings	5,000	1.6%	$3.80	10/31/15	11,949	30,281
Michael A. Crincoli	10,000	3.3%	$3.80	10/31/15	23,898	60,592

(1)	Options for Messrs. Lipsky, Levitt, Crincoli and Schillings are currently exercisable.

(2)	Includes 50,000 options granted to Matthew Baile who is a full time consultant to the Company.

FISCAL YEAR-END OPTION VALUES

The following table sets forth information regarding the exercise of stock options during the fiscal year ended March 31, 2006 and the value of unexercised stock options held by the Named Executive Officers at March 31, 2006.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable	Value of Unexercised In- the-Money Options/SARs At FY-End ($) (1) Exercisable/ Unexercisable
Barry J. Lipsky	—	—	576,359/0	164,991/0
Arnold D. Levitt	—	—	233,468/0	96,662 / 0
Matthew Baile	—	—	0 / 50,000	0 / 0
Walter Schillings	7,250	20,283	58,202 / 0	7,688 / 0
Michael A. Crincoli	—	—	57,952 / 0	20,968 / 0

(1)	Fair market value of securities underlying options at fiscal year end minus exercise price.

COMPENSATION OF DIRECTORS

Each director of the Company who is not an employee of the Company or any of its subsidiaries receives, for his services as a director of the Company, a non-discretionary annual grant of options to purchase the number of shares of Common Stock equal to the greater of (x) 3,000 or (y) the number derived by dividing $30,000 by the fair market value of a share of Common Stock on the date of grant. For the fiscal year ended March 31, 2006, in addition to the stock options described above, each non-employee director, other than Dr. Simons, received an annual fee of $10,000 for serving on the Board of Directors. Members of the Audit and Compensation Committees, other than Dr. Simons, received an additional fee of $2,500 for each committee on which they serve.

EMPLOYMENT CONTRACTS, TERMINATION OF

EMPLOYMENT AND CHANGE-IN-CONTROL

ARRANGEMENTS

The Company has instituted a severance policy for each of its employees in the United States that provides that if such employee is terminated by the Company without cause (cause shall include failure to report for work), he or she shall receive his or her then base salary and shall continue to be covered under his or her benefit plan for a number of weeks equal to the number of full years of prior employment, plus one week. For certain officers, except those having written contracts of employment, a separate policy provides for severance of one-and one-half (1 1/2) months salary for each year of employment (capped at 2  1/2 years) and for the acceleration of the vesting of stock options in certain instances on termination of employment or in connection with certain changes in control of the Company.

Mr. Schillings is employed as Managing Director, European Operations pursuant to an employment agreement with Franklin Electronic Publishers Deutschland GmbH (“Franklin Germany”), a wholly owned subsidiary of the Company. Mr. Schillings is required to devote his full working time to the affairs of Franklin Germany. Under his agreement, Mr. Schillings receives an annual base salary (currently set at $185,000 per year), is provided with a car and also receives payments of up to $2,178 annually for a premium on life insurance. Mr. Schillings is also entitled to participate in a management incentive plan based upon profits of the European Operations. The agreement provides that if Mr. Schillings is terminated without “important cause” (as defined therein) and other than due to a change of control of the Company, he will receive a payment equal to his then current salary for the remainder of the term and a bonus determined by business performance. If Mr. Schillings is terminated during the last six months of the contract period, he will receive a payment equal to six months salary from the last day that he works. If Mr. Schillings is terminated following a change of control of the Company, he will receive an amount equal to the greater of (i) two years of his then current salary or (ii) the current salary for the completion of term, and a bonus determined by business performance. If Mr. Schillings terminates his employment prior to the completion of the term of this agreement, he will continue his management duties and responsibilities for at least six months following his termination. The agreement also provides that Mr. Schillings shall not perform for a period of one year after the termination of the agreement any services for any firm or company carrying on the business in electronic publishing within Germany or other country in the European community, in which Franklin Germany operates as of the date of termination which is or is likely to be in competition with any business carried on or proposed to be carried on at the date of such determination by Franklin Germany or any other related company. Mr. Schillings cannot carry on business with such competitors on his own or on the behalf of any other person and cannot acquire any shares in such companies that carry on business in competition with Franklin Germany. For such one year period, Mr. Schillings shall be paid 50% of his last monthly paid salary. Mr. Schillings’ employment agreement expires on February 14, 2009.

Mr. Crincoli is employed as Vice President, North American Operations pursuant to a letter agreement with the Company. Under his agreement, Mr. Crincoli receives an annual base salary (currently set at $186,000) and is eligible for merit increases during the Company’s annual review process. Mr. Crincoli is eligible to participate in a management incentive plan which is based on sales and profits of the North American Operations. Mr. Crincoli also receives an auto allowance of $10,000 annually and is eligible to participate in the Company’s major medical, life insurance, dental, disability and 401(k) plans. Mr. Crincoli is covered by the Company’s severance policy for employees in the United States.

Mr. Matthew Baile serves as Vice President, Product Development pursuant to a Management Agreement with Centaurus Limited, a Hong Kong company of which Mr. Baile owns substantially all outstanding shares. Under this agreement, Centaurus Limited receives a monthly fee in the amount of $18,000 for providing the services of Mr. Baile as a consultant to the Company. The agreement also provides that Mr. Baile is eligible to receive a bonus under the Company’s Bonus Plan. Mr. Baile and Centaurus have each executed a standard form of confidentiality and assignment of intellectual property agreement with the Company.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

The members of the Compensation Committee for the fiscal year ended March 31, 2006 were Howard Morgan, James Meister and James Simons. None of the members of the Compensation Committee were, during such year, an officer of the Company or any of its subsidiaries or had any relationship with the Company other than serving as a director of the Company. In addition, no executive officer of the Company served as a director or a member of the compensation committee of any other entity one of whose executive officers served as a director or on the Compensation Committee of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The responsibilities of the Compensation Committee include administering the 1988 Stock Option Plan, the 1998 Stock Option Plan, as amended and restated, the 2005 Stock Option Plan, a Restricted Stock Plan, as amended and restated, and the 2005 Restricted Stock Plan, and setting the compensation levels, including salaries and bonuses, of the Chief Executive Officer and other senior executives of the Company.

Overall Policy

The Compensation Committee has structured the Company’s compensation program (i) to compensate its senior executive officers on an annual basis with a cash salary at a sufficient level to retain and motivate these senior executives, (ii) to link a portion of senior executive compensation to the Company’s performance by means of annual bonuses, and (iii) to link a portion of senior executive compensation to appreciation of the Company’s stock price by means of stock options. The objectives of this strategy are to attract and retain effective and highly qualified senior executives, to motivate senior executives to achieve the goals inherent in the Company’s business strategy, and to link senior executive and shareholder interest through stock options.

Base Salaries

Annual base salaries for the senior executive officers are determined by evaluating the performance of the individuals and their contributions to the performance of the Company and are based on the recommendation of the Company’s chief executive officer. Financial results, as well as non-financial measures such as the magnitude of responsibility of the position, individual experience, and the Compensation Committee’s knowledge of compensation practices for comparable positions at other companies are considered.

In establishing Mr. Lipsky’s annual base salary of $381,300 for the fiscal year ending March 31, 2007, the Compensation Committee took into account the performance of the Company in fiscal 2006, base salaries for presidents at companies of comparable size and complexity, both public and private, known to members of the Compensation Committee, and Mr. Lipsky’s future anticipated contributions to the Company.

Bonus Plan

The Company’s bonus plan has been used to provide incentives for the Company’s executives and employees by tying profitability to an annual cash bonus distribution. The Company’s bonus plan is intended to focus the executives’ attention on short-term or annual business results and to award a bonus to certain employees each year based on their contributions to the profits of the Company.

For the 2007 fiscal year, the Company will pay incentive bonuses to those of the Senior Executive Officers (currently, Messrs. Lipsky, Levitt and Baile) who remain in the Company’s employ for the entire year. The incentive bonus pool will consist of an amount equal to 20% of the Company’s income before taxes between $1.2 million and $2.4 million plus 10% of income before taxes in excess of $2.4 million. The incentive bonus pool shall be distributed as follows: 40% of the pool shall be paid to Mr. Lipsky, President and Chief Executive Officer of the Company with the remaining 60% of the pool being shared by the other Senior Executive Officers in amounts not to exceed 20% of the pool to any one participating Senior Executive Officer as determined by the Compensation Committee upon the recommendation of Mr. Lipsky.

Long-Term Incentives

Under the 1998 Stock Option Plan, as amended and restated and the 2005 Stock Option Plan, stock options are granted to executives and key employees of the Company. Stock options are designed to focus the executives’ attention on long term stock values and to align the interests of executives with those of the shareholders. Stock options are granted at prices equal to the fair market value on the date of grant, are not exercisable until the first anniversary of the date of grant and do not become fully exercisable until the fourth anniversary of the date of grant. The options generally remain exercisable during employment until the tenth anniversary of the date of grant. This approach provides an incentive to executives to increase shareholder value over the long term since the full benefit of the options cannot be realized unless stock price appreciation occurs over a number of years.

Compensation Committee

Howard L. Morgan

James Meister

James H. Simons

PERFORMANCE GRAPH

The following performance graph is a line graph comparing the yearly change in the cumulative total shareholder return on the Common Stock against the cumulative return of the Russell 3000 companies, and a line of business, or peer group, index comprised of the Russell 3000 Publishing companies for the five fiscal years ended March 31, 2006.

Value of $100.00 Invested over five years:

Franklin Electronic Publishers, Incorporated	$125.33
Russell 3000 Companies	$129.67
Peer Group	$157.71

AUDIT COMMITTEE REPORT

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures. The outside auditors audit the Company’s financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board. The Audit Committee operates under a written charter adopted by the Board which is attached hereto as Annex A.

The Audit Committee has met and held discussions with management and Radin, Glass & Co., LLP, the Company’s independent auditors. Management represented to the Audit Committee that the Company’s financial statements for the year ended March 31, 2006 were prepared in accordance with generally accepted accounting principles. We discussed the financial statements with both management and the independent auditors. We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. We met with the independent auditors, with and without management, to discuss the results of their examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We discussed with the independent auditors the auditor’s independence from the Company and management, including the independent auditors written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

Based on the foregoing, we have recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2006, for filing with the Securities and Exchange Commission.

Audit Committee

Howard Morgan

James Meister

Edward H. Cohen

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The law firm of Katten Muchin Rosenman LLP, of which Mr. Cohen is counsel, was engaged as the Company’s outside counsel for the fiscal year ended March 31, 2006 and will continue to be so engaged for the fiscal year ending March 31, 2007. Legal fees for services rendered by Katten Muchin Rosenman LLP to the Company during the fiscal year ended March 31, 2006, did not exceed 5% of the revenues of such firm for its most recent fiscal year. Mr. Cohen does not share in the fees paid by the Company to Katten Muchin Rosenman LLP and Mr. Cohen’s compensation is not based on such fees.

SELECTION OF AUDITORS

The Audit Committee has selected Radin, Glass & Co., LLP as independent auditors to audit and report upon the consolidated financial statements of the Company for the fiscal year ending March 31, 2007. Although stockholder ratification of the Board’s action in this respect is not required, the Board considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of auditors for the fiscal year ending March 31, 2007.

It is expected that representatives of Radin, Glass & Co., LLP will be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees. The aggregate fees billed or to be billed by Radin, Glass & Co., LLP for each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements were $160,901 for the fiscal year ended March 31, 2006 and $144,758 for the fiscal year ended March 31, 2005.

Audit-Related Fees. The aggregate fees billed by Radin, Glass & Co., LLP for each of the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements were $18,180 for the fiscal year ended March 31, 2006 and $24,593 for the fiscal year ended March 31, 2005. The nature of the services performed for these fees was primarily in connection with the audit of the Company’s 401(k) plan and audit consulting in connection with Section 404 internal controls matters under the Sarbanes-Oxley Act of 2002.

Tax Fees. The aggregate fees billed by Radin, Glass & Co., LLP in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning were $36,666 for the fiscal year ended March 31, 2006 and $46,776 for the fiscal year ended March 31, 2005. The nature of the services performed for these fees was primarily for preparation of tax returns.

All Other Fees. The aggregate fees billed by Radin, Glass & Co., LLP in each of the last two fiscal years for products and services other than those reported in the three prior categories were $13,903 for the fiscal year ended March 31, 2006 and $5,561 for the fiscal year ended March 31, 2005. The nature of the services performed for these fees was primarily consulting on international issues.

Policy on Pre-Approval of Services Provided by Radin, Glass & Co., LLP

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent auditor. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. The Audit Committee may delegate, subject to any rules or limitations it may deem appropriate, to one or more designated members of the Audit Committee the authority to grant such pre-approvals; provided, however, that the decisions of any member to whom authority is so delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee has delegated such pre-approval authority to Edward H. Cohen, Chair of the Audit Committee. The Audit Committee pre-approved all audit and permitted non-audit services that were provided after the pre-approval requirements under the Sarbanes-Oxley Act became effective on May 6, 2003.

The Board of Directors recommends a vote FOR ratification of the appointment of the auditors. Proxies received in response to this solicitation will be voted FOR the appointment of the auditors unless otherwise specified in the proxy.

MISCELLANEOUS

Any proposal of an eligible shareholder intended to be presented at the next annual meeting of shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no later than April 1, 2007. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the next annual meeting of shareholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company on or prior to May 30, 2007 and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied. Shareholder proposals should be directed to the Secretary of the Company at the address set forth below.

The Company will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. The Company may use the services of Regan & Associates in soliciting proxies and, in such event; the Company expects to pay approximately $5,500, plus out-of-pocket expenses, for such services. Solicitation may be made by mail, telephone, telegraph and personal interview. The Company may reimburse persons holding shares in their names or in the names of nominees for their expense in sending proxies and proxy material to their principals.

Copies of the 2006 Annual Report to Shareholders, which includes the Company’s Annual Report to the Securities and Exchange Commission (Form 10-K), are being mailed to shareholders simultaneously with this Proxy Statement.

The Board of Directors of the Company does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than those set forth in the accompanying Notice of Annual Meeting of Shareholders. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

By order of the Board of Directors,

ARNOLD D. LEVITT
Secretary

One Franklin Plaza

Burlington, New Jersey 08016-4907

July 24, 2006

Annex A

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

Audit Committee of the Board of Directors

Charter

I.	PURPOSE

The Audit Committee is a committee of the Board of Directors. It shall provide assistance to the Board in fulfilling the Board’s oversight functions relating to the quality and integrity of the Company’s financial reports, monitor the Company’s financial reporting process and internal control system, and perform such other activities consistent with this Charter and the Company’s By-laws as the Committee or the Board deems appropriate. It shall have such additional functions as are required by the American Stock Exchange, the Securities and Exchange Commission and the federal securities laws.

II.	COMPOSITION

The Audit Committee shall be composed of three or more directors, none of whom shall be an employee of the Company and each of whom shall meet the independence requirements of the American Stock Exchange and the Securities Exchange Act of 1934, including the rules thereunder (the “Exchange Act”). All members of the Committee shall be financially literate, and at least one member shall have accounting or related financial management expertise.

The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board and shall serve until the next annual organizational meeting or until their respective successors shall be duly elected and qualified.

III.	MEETINGS

The Audit Committee shall meet at least three times annually. In addition to other matters considered at such meetings, one meeting shall review the audit plan of the outside auditing firm, one meeting shall review the Company’s annual audited financial statements prior to their issuance, and one meeting shall review the post-audit findings of the outside auditing firm. At least annually, the Committee shall meet in executive session with the outside auditing firm to discuss any matters that the Committee or the outside auditing firm believes should be discussed privately with the Committee. A quorum for the meetings referred to in this paragraph shall be a majority of the Committee members.

The Audit Committee shall also meet at least three times annually to confer with the outside auditing firm and management to review the Company’s interim financial results prior to their public announcement. A quorum for the meetings referred to in this paragraph shall be one of the Committee members.

The Audit Committee may also hold any special meetings as may be called by the Chairman of the Committee, a majority of the members of the Committee or at the request of the outside auditing firm or management. Members of senior management, the outside auditing firm and others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary.

The Chairman of the Audit Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting. The Chairman will also cause minutes of each meeting to be prepared and circulated to the Committee members. The Committee may meet via telephone conference calls.

The Audit Committee shall report regularly to the Board of Directors as to its activities.

IV.	RELATIONSHIP WITH OUTSIDE AUDITING FIRM

The outside auditing firm is ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Company’s stockholders, but shall report directly to the Committee. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of the outside auditing firm

(including resolution of disagreements between management of the Company and the outside auditing firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. All auditing services and non-audit services provided to the Company by the outside auditing firm shall be preapproved by the Committee. The Committee may delegate, subject to any rules or limitations it may deem appropriate, to one or more designated members of the Committee the authority to grant such preapprovals; provided, however, that the decisions of any member to whom authority is so delegated to preapprove an activity shall be presented to the Committee at its next meeting.

V.	FUNCTIONS

The Audit Committee’s primary functions are to:

Documents/Reports Review

1.	Review and assess the adequacy of this Charter at least annually.

2.	Review all public announcements of financial results prior to any release to the public or investors.

3.	Review all quarterly and annual financial statements and reports (including disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations) prior to any filing on Form 10-Q or Form 10-K with the Securities and Exchange Commission.

4.	Recommend to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

5.	Prepare the report of the Audit Committee required to be included in the Company’s proxy statement in connection with the annual stockholders meeting.

Outside Auditing Firm

6.	Approve the appointment and compensation of the outside auditing firm prior to any engagement.

7.	Review all relationships the outside auditing firm has with the Company to determine their independence and obtain and review a report from the outside auditing firm concerning the auditors’ internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues. The outside auditing firm shall annually provide to the Audit Committee a written statement delineating all such matters.

8.	Review the annual audit plan of the outside auditing firm and evaluate their performance.

9.	Review the experience and qualifications of the senior members of the outside auditing firm team.

10.	Obtain and review a report from the outside auditing firm at least annually as to (a) all critical accounting policies to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the outside auditing firm, and (c) other material written communications between the outside auditing firm and management of the Company, including management letters and schedules of unadjusted differences.

11.	Require the rotation of “audit partners” (as defined in the Exchange Act) in accordance with the requirements of the Exchange Act.

12.	Review the Company’s hiring of employees or former employees of the outside auditing firm who participated in any capacity in the audits of the Company.

Financial Reporting Processes

13.	Consult with the outside auditing firm concerning the completeness and accuracy of the Company’s financial statements.

14.	Consult with the outside auditing firm concerning the quality of the Company’s accounting principles as applied in its financial statements and reporting.

15.	Review any significant judgments made in management’s preparation of the financial statements and the view of the outside auditing firm as to the appropriateness of such judgments.

16.	Review any significant difficulties encountered during the course of the audit or review, including any restrictions on the scope of the outside auditing firm’s work or access to reviewed information.

17.	Review any disagreements between management and the outside auditing firm in connection with any public announcements of financial results and quarterly and annual financial statements and reports.

18.	Review changes to the Company’s accounting principles as recommended by the outside auditing firm or management.

19.	Review with the outside auditing firm the adequacy of the Company’s system of internal controls and disclosure controls and procedures, including computerized information system controls and security, and any related significant findings and recommendations of the outside auditing firm, together with management’s responses thereto.

20.	Review periodically with the Company’s general counsel, legal and regulatory matters that could have a significant effect on the Company’s financial statements.

21.	Discuss with management and the outside auditing firm the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

Other

22.	Review periodically the Company’s compliance with its Conflict of Interest policy.

23.	Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

24.	Discuss the Company’s policies with respect to risk assessment and risk management.

25.	Perform an annual evaluation of the Audit Committee.

26.	Investigate any other matter brought to the Committee’s attention within the scope of its duties which it deems appropriate for investigation.

The Audit Committee shall have such other functions as are provided by the American Stock Exchange, the Securities and Exchange Commission and the federal securities laws.

The Audit Committee shall have the authority to engage outside legal, accounting or other advisors as it determines necessary to carry out its functions and the Company shall provide adequate funding for the same.

Limitation of Audit Committee’s Role

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures. The outside auditing firm audits the Company’s financial statements and expresses an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board of Directors.

While the Audit Committee has the functions set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. The responsibility to plan and conduct audits is that of the outside auditing firm. The Company’s management has the responsibility to determine that the Company’s disclosures and financial statements are complete and accurate and in accordance with generally accepted accounting principles. It is also not the duty of the Audit Committee to assure the Company’s compliance with laws and regulations or compliance with the Company’s code of ethical conduct. The primary responsibility for these matters rests with the Company’s management.

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

August 23, 2006

This Proxy Is Solicited On Behalf of the Board of Directors

The undersigned hereby appoints BARRY J. LIPSKY and ARNOLD D. LEVITT, or either of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated below, all shares of stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders (including all adjournments thereof) of FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED to be held on Wednesday, August 23, 2006 at 10:00 A.M. at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York.

The Board of Directors recommends a vote FOR proposals 1 and 2.

1.	ELECTION OF DIRECTORS

_____FOR all nominees	___WITHHOLD AUTHORITY to vote for all nominees

Edward H. Cohen, Barry J. Lipsky, Leonard M. Lodish, James Meister, Howard L. Morgan, Jerry R. Schubel, James

H. Simons and William H. Turner.

Shareholders may withhold authority to vote for any nominee(s) by writing the name of that nominee in the space provided below.

2.	RATIFY the appointment of Radin, Glass & Co., LLP, as the independent auditors of the Company for the fiscal year ending March 31, 2007.

__ FOR            __ AGAINST            __ ABSTAIN

The proxy is authorized to transact such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR items 1 and 2 and in the discretion of said proxy on any other matter which may come before the meeting or any adjournments thereof.

Dated: , 2006

Print Name

Signature

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.